Exhibit 10.79


                  [LETTERHEAD OF EPSTEIN, BECKER & GREEN, P.C.]


                                        May 27, 1999

[INSERT NAME OF STOCKHOLDER]
[INSERT ADDRESS OF STOCKHOLDER]


          Re:  Conversion of Class A Common Stock of
               The WellCare Management Group, Inc.

Dear Class A Stockholder:

     As you may be aware, The WellCare Management Group, Inc. (the "Company") recently entered into a transaction pursuant to which Kiran C. Patel agreed to purchase shares of a newly authorized class of preferred stock of the Company which will give him voting rights equal to fifty-five percent (55%) of the outstanding voting stock of the Company for $5,000,000. For your information, I have enclosed a copy of the Company's May 21, 1999 press release regarding this transaction and certain other significant recent developments regarding the Company.

     The closing of the transaction with Dr. Patel described above is currently scheduled for Tuesday June 1, 1999. It is a condition to the closing of the transaction that all of the holders of the Class A Common Stock of the Company, $.01 par value ("Class A Common Stock"), convert all of their shares of Class A Common Stock into Common Stock of the Company, $.01 par value ("Common Stock").

     Accordingly, please execute the enclosed Notice of Conversion of Shares of Class A Common Stock and return it, along with your stock certificate(s) representing your shares of Class A Common Stock, to my attention at your earliest possible convenience, but in no event later than Saturday May 29, 1999. Please send a copy of the executed Notice to me via facsimile at (212) 661-0989 and then send the executed original Notice, along with your stock certificate(s), to me via overnight mail at the above address in the enclosed overnight mail return package.

     The conversion of your shares of Class A Common Stock into Common Stock will be subject to, and simultaneous with, the closing of the transaction with Dr. Patel. Within a reasonable period of time after the closing of the transaction with Dr. Patel, you will receive stock certificate(s) or other appropriate evidence of your ownership of Common Stock. In the event that that transaction does not close on or before August 1, 1999, the enclosed Notice shall be null and void and your stock certificate(s) will be returned to you.

                                        Sincerely yours,

                                        /s/ Brian M. Wyatt
                                        ------------------
                                        Brian M. Wyatt

Enclosures

cc:  Mr. Craig S. Dupont (w/Enclosures)
       Acting President and Chief Executive Officer
       The WellCare Management Group, Inc.

                             NOTICE OF CONVERSION OF
                         SHARES OF CLASS A COMMON STOCK


                                        Date: May 27, 1999


American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

Attention:     Legal Department

          Re:  The WellCare Management Group, Inc.
               Conversion of Class A Common Stock

               Number of Shares of Common A Common Stock: 400,000

Ladies and Gentlemen:

     The undersigned hereby represents to you that the undersigned is the record holder of 400,000 shares of Class A Common Stock, $.01 par value ("Class A Common Stock"), of The WellCare Management Group, Inc. (the ACompany@). The stock certificate(s) of the undersigned representing such shares of Class A Common Stock are enclosed herewith.

     The undersigned hereby instructs you, as Transfer Agent for the Company's classes of Common Stock, to effect the conversion of the undersigned's 400,000 shares of Class A Common Stock into an equal number of shares of the Company's Common Stock, $.01 par value ("Common Stock"), registered in the same name, effective as soon as possible.

                                        Yours truly,



                                        __________________________________
                                        Edward A. Ullman

                                   ATTACHMENT

                          List of Class A Shareholders
                          who received Letter Regarding
                       Conversion of Class A Common Stock


Patrick Artlantico
Helen Butler
Charles E. Crew, Jr.
Susan Dean
First Albany Corp
Charles M. & Helene Fliegler
Ted Kalmon
Nancy & Kenneth Lavallee
Robert Morey, Jr.
Dave Young -2010 (Prudential)
G. William & Sandra Strein
G. William Strein
Edward Ullman
Daniel Zeichner, MD
Irene Zeichner